Prospectus Supplement	June 30, 2014

Putnam Global Industrials Fund Prospectus dated December 30, 2013

The sub-section Your fund’s management in the section Fund summaries and the sub-section The fund’s investment manager in the section Who oversees and manages the funds? are supplemented to reflect that the fund’s portfolio manager is now solely Ferat Ongoren.

Additional information regarding the portfolio manager, including his business experience during the last five years, is set forth in the prospectus.

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